LOANS RECEIVABLE	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
LOANS RECEIVABLE
7.            LOANS RECEIVABLE

Beginning in August 2014, the Company launched its financial services business and platform via www.fangtx.com (formerly known as www.txdai.com). The Company initially provided secured and unsecured loans to both individuals and businesses, but ceased to provide loans to businesses by end of 2015. In 2016, loans made to individuals consist primarily of unsecured loans to new home buyers and bridge loans. In 2017, loans made to individuals consist primarily of secured consumer loans.

Secured loans

As of December 31, 2017 and 2016, the duration of secured loans ranged from one to 36 months, and had interest rates ranging from 6% to 21.6% per annum and 6% to 24% per annum. As of December 31, 2017 and 2016, the total outstanding balance were US$ 132,841 and US$7,031, respectively.

Unsecured loans

As of December 31, 2017 and 2016, the duration of unsecured loans ranged from one to 36 months, and had interest rates ranging from 1% to 28% per annum and 1% to 28.08% per annum. As of December 31, 2017 and 2016, the total outstanding balance were US$16,187 and US$55,479, respectively.

Loans held for investment are recorded at outstanding principal adjusted for any charge-offs, allowance for loan losses and loan origination costs, while loans held for sale are reported at the lower of cost or fair value.

The Company assesses the allowance for credit loss related to loans receivable on a quarterly basis, either on an individual or collective basis. The Company considers various factors in evaluating loans receivable for possible impairment on an individual basis. These factors include the amount of the loan, historical experience, value of collateral, if any, credit quality and age of the receivables balances. This evaluation is inherently subjective as it requires material estimates that may be susceptible to significant revision as more information becomes available. When the evaluation indicates that it is probable that the scheduled interest and principal payments due per the loan agreement are unlikely to be collected, such loan receivable is considered impaired. Impairment is measured on an individual loan basis using either the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is secured. The Company evaluates the remainder of its loans receivables portfolio for impairment on a collective basis in accordance with ASC 450-20, Loss Contingencies, and records an allowance for credit loss at the portfolio segment level. When evaluating the loans receivable on a collective basis, the Company applies a formula-based percentage utilizing historical loss data to calculate the collective allowance.

The Company’s internal credit risk ratings are categorized into three categories: pass, special attention and non-performing. A “pass” rating represents the highest quality loans receivable. Typically, the Company considers loans receivable with a risk rating of non-performing to be fully impaired, or up to the fair value of collateral, if any.

The Company derives internal credit risk rating by taking into consideration various customer-specific factors, such as the Company’s specific historical experience with the borrower. Such credit risk rating is updated when facts or circumstances change. Loans receivable are written off at the point when they are considered uncollectible, and all outstanding balances, including any previously earned but uncollected interest income, will be reversed and charged against the allowance for credit loss.

The internal credit risk rating considerations are as follows:
•  Pass: Loans for which borrowers are expected to honor the terms of the contracts. There are no indicators to question the borrowers’ ability to repay the principal and accrued interest in full and on a timely basis.
•  Special attention: Loans for which borrowers are currently able to repay the principal and no interests are accrued when considered impaired or overdue more than 90 days, the repayment of loans might be adversely affected by some factors.
•  Non-performing: Loans for which borrowers may not able to repay the principal and accrued interest in full. These loans are fully provided for unless secured by collateral

The Company does not accrue interest on loans receivable that are considered impaired or more than 90 days past due unless either the receivable has not been collected due to administrative reasons or the receivable is well secured and in the process of collection. Unsecured loans stop accruing interest when 60 days past due and are classified as impaired loan. After an impaired loans receivable has been placed on nonaccrual status, interest will be recognized when cash is received on a cash basis method-cost recovery. A loan receivable may be returned to accrual status after all of the borrower’s delinquent balances of principal and interest have been settled, and the borrower remains current for an appropriate period. The outstanding balance of nonaccrual loans as of December 31, 2017 and 2016 were US$3,996 and US$3,313, respectively.

A summary of the Company’s loans receivables is presented as follows:

	As of December 31, 2016	As of December 31, 2017
	US$’000	US$’000
Personal loans	62,510	149,028
Total Loans receivable	62,510	149,028

Allowance for loan losses
Individually assessed	541	574
Collectively assessed	3,195	4,342
Loans receivable, net	58,774	144,112

Current portion	41,966	129,438
Non-current portion	16,808	14,674

For the years ended December 31, 2015, 2016 and 2017, a provision of US$3,656, US$3,736 and US$4,916, respectively, were charged to the consolidated statements of comprehensive income (loss) while no charge-offs against provisions occurred.

Analysis of loans by credit quality indicator

The following table summarizes the Company’s loan portfolio by credit quality indicator as of December 31, 2017 and 2016, respectively:

Internal credit risk rating	As of December 31, 2016%		As of December 31, 2017%
	US$		US$
Pass	59,196	94.7	144,908	97.2
Special attention	1,158	1.9	763	0.5
Non-performing	2,156	3.4	3,357	2.3

Total	62,510	100	149,028	100

As of December 31, 2016 and 2017, non-performing loans of US$2,156 and US$3,357, respectively, were provided for as they were not secured by collateral.

The following tables represent the aging of loans receivable by portfolio segment as of December 31, 2016 and 2017, respectively:

As of December 31,2017	90-179 days past due	180-365 days past due	Over 1 year past due	Total	Current	Total loans
	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Personal loans	245	180	3,445	3,870	145,158	149,028

Total	245	180	3,445	3,870	145,158	149,028

As of December 31,2016	90-179 days past due	180-365 days past due	Over 1 year past due	Total	Current	Total loans
	US$’000	US$’000	US$’000	US$’000	US$’000	US$’000
Personal loans	593	1,390	1,206	3,189	59,321	62,510

Total	593	1,390	1,206	3,189	59,321	62,510

Allowance for loan losses

The following tables present the activity in the allowance for loan losses in loans receivable by loan portfolio as of and for the year ended December 31, 2015, 2016 and 2017, respectively:

For the year ended December 31, 2017	Personal
Beginning balance	3,736
Provision	1,180
Write offs	-
Ending balance	4,916
Ending balance: individually evaluated for impairment	574
Ending balance: collectively evaluated for impairment	4,342
Loans
Of which individually evaluated for impairment	4,477
Of which collectively evaluated for impairment	144,551

For the year ended December 31, 2016	Personal
Beginning balance	3,656
Provision	80
Write offs	-
Ending balance	3,736
Ending balance: individually evaluated for impairment	541
Ending balance: collectively evaluated for impairment	3,195
Loans
Of which individually evaluated for impairment	4,570
Of which collectively evaluated for impairment	57,940